UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 10, 2004

MARTIN MIDSTREAM PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

4200 STONE ROAD KILGORE, TEXAS (Address of principal executive offices)	75662 (Zip code)

Registrant’s telephone number, including area code: (903) 983-6200

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished pursuant to Item 9 and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated May 10, 2004.

ITEM 9. REGULATION FD DISCLOSURE.

     On May 10, 2004, Martin Midstream Partners L.P. (the “Partnership”) issued a press release announcing that it plans to issue its financial results for the first quarter ended March 31, 2004, after the market closes on Thursday, May 13, 2004. The Partnership also announced that an investors’ conference call to review the first quarter results will be held on Friday, May 14, 2004, at 3:00 p.m. Central Time. A copy of the press release is furnished as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to have been furnished and shall not be deemed to be filed under the Securities Exchange Act of 1934.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.
By:	Martin Midstream GP LLC
Its General Partner

Date: May 10, 2004	By:	/s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated May 10, 2004.

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